Brown Capital Management Mutual Funds N-CSR

 EXHIBIT 99.906CERT

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of each of the funds of the Brown Capital Management Mutual Funds (the “Funds”) on Form N-CSR for the period ended March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Robert L. Young, III, Principal Executive Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

June 6, 2023	By:	/s/ Robert L. Young, III
Robert L. Young, III Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of each of the funds of the Brown Capital Management Mutual Funds (the “Funds”) on Form N-CSR for the period ended March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Michael L. Forster, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

June 6, 2023	By:	/s/ Michael L. Forster
Michael L. Forster Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.